3rd Quarter 2015 Earnings Results Michael Small – Chief Executive Officer Norman Smagley – Chief Financial Officer November 5, 2015 Exhibit 99.2

SAFE HARBOR STATEMENT Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2015. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

INCREASED 2015 PROFITABILITY & GUIDANCE ü ü YTD 2015 Adjusted EBITDA is up 3X from last year to $28.7 million 2015 Adjusted EBITDA guidance is increased to $30-$35 million ü On a path to consolidated profitability

2Ku: SURPASSING EXPECTATIONS ü ü First truly global broadband highway in the sky Speed tests demonstrate 12+ Mbps to a device even with simultaneous streaming on more than 40 devices ü Eight airline wins for more than 550 aircraft ü 2Ku live television programming

2Ku: ADVANTAGES ü ü Proprietary electro-mechanical, phased-array antenna design Much lower bandwidth costs than global Ku or Ka ü Superior global coverage ü Redundancy and capacity of 180 Ku satellites Bigger is better, round is better Conventional Gimbaled Antenna Ku or Ka 2Ku 30 in 30 in

Q3 ’15 UPDATE – COMMERCIAL AVIATION ü ü 75 commercial aviation aircraft installed between CA-NA & CA-ROW Expect about 1,000 ATG-4 aircraft online by year-end or 40% of CA-NA installed base ü Nearly 2,500 commercial aircraft online - Includes over 860 ATG-4 aircraft online

MORE BANDWIDTH DRIVES MORE REVENUE & ARPA GROWTH ü ü ATG aircraft upgraded to ATG-4: 20% ARPA growth Expect greater ARPA growth from 2Ku ü ATG-4 aircraft upgraded to Ku: 30% ARPA growth

Q3’15 UPDATE – CA-ROW ü CA-ROW ARPA has surpassed CA-NA ARPA ü Full fleet deployment & 2Ku will drive ARPA growth ü CA-ROW contributing to consolidated revenue growth

Q3’15 UPDATE – BUSINESS AVIATION ü 38% service revenue growth ü 41% segment profit margin ü Over 3,300 ATG units online ü Segmentation strategy gaining traction ü GogoBiz 4G brings 10Mbps to BA aircraft in 2017

BUSINESS MODEL & PROFITABILITY ü CA-NA & BA combined segment profit reached record $30 million, up 46% y/y ü Scale is vital in our industry ü Gogo has sufficient scale to achieve consolidated profitability ü Free cash flow for CA-NA & BA combined have been positive for Q3 and year-to-date Note: References to free cash flow means net cash provided by operating activities plus net cash used in investing activities

Q3’15 EARNINGS CALL KEY HIGHLIGHTS 2Ku is here - Surpassing expectations - Most efficient global solution - Expect 2Ku to drive aircraft wins 1. More planes and more bandwidth drive revenue growth & profitability 2. Gogo has enough aircraft to achieve consolidated profitability 3.

Q3’15 Record Revenue AND CA-NA & BA Segment profit 22% Y/Y Growth Q3’15 revenue is up 22% y/y Service revenue up 31% y/y CA-NA + BA segment profit up 46% y/y to $30 million CA-NA + BA segment profit margin 24%, up from 20% in Q3’14 46% Y/Y Growth $121 $109 $104 $116 Note: Minor differences exist due to rounding $126

Q3’15 Adjusted ebitda is up 8x from Q3’14 738% Y/Y Growth Q3’15 Adjusted EBITDA increased 8x to $9.7 million Guidance is increased to $30-$35 million for FY 2015 Combined CA-NA & BA Free Cash Flow Positive in Q3 & YTD Nearly $390 million cash on balance sheet at end of Q3’15 Note: Minor differences exist due to rounding Note: References to free cash flow means net cash provided by operating activities plus net cash used in investing activities

CA-NA - Strong GROWTH IN Revenue & AIRCRAFT ONLINE 25% Y/Y Growth Service revenue driven by: 13% y/y growth in aircraft online 12% y/y growth in ARPA 2,312 Aircraft Online 114 aircraft installed 51 aircraft retired ~350 net awarded but not yet installed aircraft at Q3’15 13% Y/Y Growth Note: Minor differences exist due to rounding

CA-NA - Strong Revenue & ARPA Growth 12% Y/Y Growth ARPA growth continues: Driven by increase in ARPS Estimated ARPA growth excluding the impact of regional jets would have been approximately 20% Take rate of 5.6% impacted by regional jets, price increases and seasonality Segment profit doubled to $11.8 million Segment profit margin increased to 15%, up from 9% Note: Minor differences exist due to rounding (1)Other service revenue includes content filtering, VoIP access for airlines’ flight crews, portal development services, operations-oriented communications services, third-party advertising, e-commerce revenue share arrangements and partner co-branding and reseller arrangements. $122 $131 $134 $136 (1) $136 114% Y/Y Growth

BA SERVICE Revenue – Continued High Growth Service revenue increased 38% y/y to record $26 million Service revenue continues strong growth track record Total revenue reaches new record 38% Y/Y Growth 47% 51% 52% 55% 10% Y/Y Growth $43 $40 $40 $42 Note: Minor differences exist due to rounding $44 59%

Increased ATG units online drive segment profit GROWTH ATG units online increased 26%, to more than 3,300 ATG Service ARPU increased 12%, to more than $2,300 Segment profit up 21%, to $18.2 million Segment profit margin 41%, up from 37% in Q3’14 26% Y/Y Growth Note: Minor differences exist due to rounding 21% Y/Y Growth

International Expansion continues 357% Y/Y Growth 160 aircraft online, up 12 q/q CA-ROW ARPA exceeds CA-NA ARPA ~400 awarded and not yet installed at Q3’15 2Ku test results exceed expectations

Consolidated Cash CAPEX Q3 ’15 Y/Y changes in capital expenditures: Decrease in airborne equipment spend Increase in equipment proceeds from airline partners Build-out of the BA office in Q3’14 Purchase of test plane in Q3’14 Y/Y Decrease $18MM Note: Minor differences exist due to rounding.

ü ü Strong Q3’15 financial results Expect strong growth in revenue and profitability going forward supported by aggressive roll out of 2Ku ü Raised 2015 Adjusted EBITDA guidance STRONG FINANCIAL RESULTS

Q&A

Appendix

Updated 2015 Guidance Revenue$485 - $505 million CA-NA$300 - $320 million BA$170 - $180 million CA-ROW $10 - $15 million Adjusted EBITDA $30 - $35 million Cash CAPEX$100 - $120 million

ADJUSTED EBITDA RECONCILIATION ($MM) 2009 2010 2011 2012 2013 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 Net Income (142) (140) (18) (96) (146) (17) (19) (25) (24) (20) (25) (29) Interest Income (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) Interest Expense 30 – 1 9 29 7 7 9 9 10 16 17 Income Tax Provision – 3 1 1 1 – – – – – – – Depreciation & Amortization 22 31 33 37 56 16 15 17 17 19 21 22 EBITDA (91) (106) 16 (49) (60) 6 4 2 2 9 12 10 Fair Value Derivative Adjustments – 33 (59) (10) 36 – – – – – – – Class A and Class B Senior Convertible Preferred Stock Return – 18 31 52 29 – – – – – – – Accretion of Preferred Stock – 9 10 10 5 – – – – – – – Stock-based Compensation Expense 1 2 2 4 6 2 2 3 3 3 3 5 Loss on Extinguishment of Debt 2 – – – – – – – – – – – Write Off of Deferred Equity Financing Costs – – – 5 – – – – – – – – Amortization of Deferred Airborne Lease Incentives – (1) (1) (4) (8) (3) (3) (4) (4) (4) (5) (5) Adjusted EBITDA (89) (45) (1) 9 8 5 3 1 1 8 11 10 Note: Minor differences exist due to rounding

CASH CAPEX RECONCILIATION ($MM) 2009 2010 2011 2012 2013 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 Purchases of Property and Equipment (69) (33) (33) (67) (105) (32) (28) (35) (37) (53) (33) (19) Acquisition of Intangible Assets (Capitalized Software) (8) (7) (10) (12) (16) (4) (5) (5) (3) (4) (4) (4) Consolidated Capital Expenditures (77) (40) (43) (79) (121) (36) (33) (41) (40) (57) (37) (24) Change in Deferred Airborne Lease Incentives – 9 11 18 9 5 3 5 17 9 7 7 Amortization of Deferred Airborne Lease Incentives – 1 1 4 8 3 3 3 4 4 5 5 Landlord Incentives – – – – – – – 2 7 12 3 – Cash CapEx (77) (30) (31) (58) (104) (29) (27) (30) (12) (32) (23) (12) Note: Minor differences exist due to rounding